UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT	June 29, 2018
(DATE OF EARLIEST EVENT REPORTED)	June 29, 2018

BOARDWALK PIPELINE PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	01-32665	20-3265614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2800

Houston, Texas 77046

(Address of principal executive office)

(866) 913-2122

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 9e-4(c) under the Exchange Act (17 CFR 240.9e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Yes ☐           No ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 29, 2018, Boardwalk GP, LP (the “General Partner”), a Delaware limited partnership and the general partner of Boardwalk Pipeline Partners, LP, a Delaware limited partnership (the “Partnership”), elected to exercise its right pursuant to Section 15.1(b) of the Partnership’s Third Amended and Restated Agreement of Limited Partnership, as amended (the “Limited Partnership Agreement”) to purchase all of the issued and outstanding common units representing limited partner interests in the Partnership (“Common Units”) not already owned by the General Partner or its affiliates for a cash purchase price, determined in accordance with the Limited Partnership Agreement, of $12.06 per unit, or approximately $1.50 billion in the aggregate (the “Purchase Right”). As a result of the purchase, Boardwalk Pipelines Holding Corp., a wholly-owned subsidiary of Loews Corporation, will own, directly or indirectly 100 percent of the Partnership’s Common Units and there will no longer be a public market for the Common Units. Therefore, the Partnership intends to withdraw voluntarily its Common Units from listing on the New York Stock Exchange and from registration on the NYSE under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to file a Form 25 with the Securities and Exchange Commission (the “SEC”) to withdraw voluntarily the Common Units from listing on the NYSE and from registration on the NYSE under Section 12(b) of the Exchange Act. The Partnership expects that the Common Units will continue to be listed through July 18, 2018 and will no longer be listed on July 19, 2018.

Item 7.01 Regulation FD Disclosure.

On June 29, 2018, the Partnership issued a press release announcing that, on such date, the General Partner has elected to exercise the Purchase Right. The General Partner received the opinion of counsel required by Section 15.1(b) of the Limited Partnership Agreement on June 29, 2018. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information under this Item 7.01 and in Exhibit 99.1 in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 7.01 and in Exhibit 99.1 in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.

99.1	Boardwalk Pipeline Partners, LP Press Release, issued June 29, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOARDWALK PIPELINE PARTNERS, LP

By:	BOARDWALK GP, LP,
its general partner

By:	BOARDWALK GP, LLC,
its general partner

By:	/s/ Michael E. McMahon
Michael E. McMahon
Senior Vice President, General Counsel and Secretary

Dated: June 29, 2018